Financial and capital risks management	12 Months Ended
Dec. 31, 2018
Financial and capital risks management [abstract]
Financial and capital risks management
3	Financial and capital risks management

(a)	Financial risk management

Risk management, including the management on the financial risks, is carried out under the instructions of the Strategic Committee of Board of Directors and the Risk Management Team. The Company works out general principles for overall management as well as management policies covering specific areas. In considering the importance of risks, the Company identifies and evaluates risks at head office and individual power plant level, and requires analysis and proper communication of the information collected periodically.

SinoSing Power and its subsidiaries and Huaneng Shandong Ruyi (Pakistan) Energy (Private) Co., Ltd. (“Ruyi Pakistan Energy”), the subsidiary of Hong Kong Energy, are subject to financial risks that are different from the entities operating within the PRC. They have a series of controls in place to maintain the cost of risks occurring and the cost of managing the risks at an acceptable level. Management continually monitors the risk management process to ensure that an appropriate balance between risk and control is achieved. SinoSing Power and its subsidiaries and Ruyi Pakistan Energy have their written policies and financial authorisation limits in place which are reviewed periodically. These financial authorization limits seek to mitigate and eliminate operational risks by setting approval thresholds required for entering into contractual obligations and investments.

(i)	Market risk

(1)	Foreign exchange risk

Foreign exchange risk of the entities operating within the PRC primarily arises from loans denominated in foreign currencies of the Company and its subsidiaries. SinoSing Power and its subsidiaries are exposed to foreign exchange risk on bank balances, accounts receivable, other receivables and assets, accounts payable and other liabilities that are denominated primarily in US$, a currency other than Singapore dollar (“S$”), their functional currency. Ruyi Pakistan Energy is exposed to foreign exchange risk on bank balances, financial lease receivables, accounts payable and other liabilities, short-term loans and long-term loans that are denominated primarily in US$, a currency other than Pakistan rupee (“PKR”), their functional currency. Please refer to Note 16, 18, 19, 25, 28, 31 and 36 for details. The Company and its subsidiaries manage exchange risk through closely monitoring interest and exchange market.

As at 31 December 2018, if RMB had weakened/strengthened by 5% (2017: 5%) against US$ and 3% (2017: 3%) against EUR (“€”) with all other variables constant, the Company and its subsidiaries would further recognise exchange loss/gain amounted RMB98 million (2017: RMB112 million) and RMB5 million (2017: RMB7 million), respectively. The ranges of such sensitivity disclosed above were based on the observation on the historical trend of related exchange rates during the previous year under analysis.

As at 31 December 2018, if S$ had weakened/strengthened by 10% (2017:10%) against US$ with all other variables constant, SinoSing Power and its subsidiaries would further recognise exchange gain/loss amounted RMB6 million (2017:RMB30 million). The ranges of such sensitivity disclosed above were based on the management’s experience and forecast.

SinoSing Power and its subsidiaries also are exposed to foreign exchange risk on fuel purchases that are denominated primarily in US$. They substantially hedge their estimated foreign currency exposure in respect of forecast fuel purchases over the following three months using primarily foreign currency contracts.

As at 31 December 2018, if PKR had weakened/strengthened by 5% (2017:Nil) against US$ with all other variables constant, Ruyi Pakistan Energy would further recognise exchange gain/loss amounted RMB47 million (2017:Nil). The ranges of such sensitivity disclosed above were based on the management’s experience and forecast.

Ruyi Pakistan Energy is exposed to foreign exchange risk on long-term loans payment that are denominated primarily in US$. Ruyi Pakistan Energy entered into an agreement on tariff adjustment mechanism with Central Power Purchasing Agency (Guarantee) Limited ( “CPPA-G” ) and the tariff adjustment mechanism was approved by National Electric Power Regulatory Authority. The mechanism mitigates foreign exchange risk by decreasing or increasing electricity tariff when the PKR strengthens or weakens against US$.

(2)	Price risk

The other equity instrument investments of the Company and its subsidiaries designated as FVTOCI are exposed to equity security price risk.

Detailed information relating to the other equity instrument investments is disclosed in Note 10. The Company closely monitors the pricing trends in the open market in determining its long-term strategic stakeholding decisions.

The Company and its subsidiaries are exposed to fuel price risk on fuel purchases. In particular, SinoSing Power and its subsidiaries use fuel oil swap to hedge against such a risk and designate them as cash flow hedges. Please refer to Note 14 for details.

(3)	Cash flow interest rate risk

The interest rate risk of the Company and its subsidiaries primarily arises from long-term loans. Loans borrowed at variable rates expose the Company and its subsidiaries to cash flow interest rate risk. The exposures of these risks are disclosed in Note 25 to the financial statements. The Company and its subsidiaries have entered into interest rate swap agreements with banks to hedge against a portion of cash flow interest rate risk.

As at 31 December 2018, if interest rates on RMB-denominated borrowings had been 50 basis points higher/lower with all other variables held constant, interest expense for the year would have been RMB786 million (2017: RMB789 million) higher/lower. If interest rates on US$-denominated borrowings had been 50 basis points higher/lower with all other variables held constant, interest expense for the year would have been RMB54 million (2017: RMB6 million) higher/lower. If interest rates on S$-denominated borrowings had been 100 basis points higher/lower with all other variables held constant, interest expense for the year would have been RMB74 million (2017: RMB72 million) higher/lower. If interest rates on PKR-denominated borrowings had been 50 basis points higher/lower with all other variables held constant, interest expense for the year would have been RMB 2 million (2017:Nil ) higher/lower. The ranges of such sensitivity disclosed above were based on the observation on the historical trend of related interest rates during the previous year under analysis.

The Company has entered into a floating-to-fixed interest rate swap agreement to hedge against cash flow interest rate risk of a loan. According to the interest rate swap agreement, the Company agrees with the counterparty to settle the difference between fixed contract rates and floating-rate interest amounts calculated by reference to the agreed notional amounts quarterly until 2019. Tuas Power Generation Pte. Ltd. (“TPG”) and TP-STM Water Resources Pte. Ltd. (“TPSTMWR”) also entered into a number of floating-to-fixed interest rate swap agreements to hedge against cash flow interest rate risk of  loans.

According to the interest rate swap agreements, TPG agrees with the counterparty to settle the difference between fixed contract rates and floating-rate interest amounts calculated by reference to the agreed notional amount semi-annually until 2020. TPSTMWR agrees with the counterparty to settle the difference between fixed contract rates and floating-rate interest amounts calculated by reference to the agreed notional amount quarterly until 2044. Please refer to Note 14 for details.

(ii)	Credit risk

Credit risk arises from bank deposits, accounts receivable, contract assets, other receivables and assets and other non-current assets. The maximum exposures of contract assets, other non-current assets, other receivables and assets, accounts receivable and bank deposits are disclosed in Note 5(c), 16, 18, 19 and 36 to the financial statements, respectively.

Bank deposits are placed with reputable banks and financial institutions. In addition, a significant portion is deposited with a non-bank financial institution which is a related party of the Company. The Company has a director on the Board of this non-bank financial institution and exercises influence. Corresponding maximum exposures of these bank deposits are disclosed in Note 37 (a)(i) to the financial statements.

Most of the power plants of the Company and its subsidiaries operating within the PRC sell electricity generated to their sole customers, the power grid companies of their respective provinces or regions where the power plants operate. These power plants communicate with their individual grid companies periodically and believe that adequate provision for loss allowance of accounts receivable have been made in the financial statements.

Singapore subsidiaries derive revenue mainly from sale of electricity to the National Electricity Market of Singapore operated by Energy Market Company Pte. Ltd., which does not have high credit risk. Singapore subsidiaries also derive revenue mainly from retailing electricity to consumers with monthly consumption of more than 2,000kWh. These customers engage in a wide spectrum of manufacturing and commercial activities in a variety of industries. However, since 1 April 2018, Energy Market Authority commenced the soft launch of Open Electricity Market, where households and business can choose to buy electricity from a retailer with a price plan that meets their needs. Singapore subsidiaries hold cash deposits of RMB164.85 million (2017: RMB161.37 million) and guarantees from creditworthy financial institutions as a security from these customers.

Ruyi Pakistan Energy derives revenue from sale of electricity to CPPA-G, which does not have high credit risk.

Finance lease receivables are mainly from domestic related parties, business enterprises in Singapore and CPPA-G in Pakistan. As these related parties and local enterprises and government authority have a good track of records and no historical losses have incurred, the Company and its subsidiaries conclude these receivables have low credit risk and remote possibility of default. The ECL of the finance lease receivables are measured on the basis of lifetime ECLs.

The Company and its subsidiaries measures loss allowances for accounts receivable, other receivables and contract assets at an amount equal to lifetime ECLs, which is calculated using a provision matrix. Except for electricity sales, the Company and its subsidiaries’ historical credit loss experience does not indicate significantly different loss patterns for different customer segments, the loss allowance based on past due status is not further distinguished between the Company and its subsidiaries’ different customer bases.

Accounts receivable	Gross carrying amount	Loss allowance

Current (not past due)	28,101,923	30,616
Within 1 year past due	1,188,215	901
1 - 3 years past due	31,138	10,821
More than 3 years past due	104,575	104,575
	29,425,851	146,913

Other receivables	Gross carrying amount	Loss allowance

Current (not past due)	1,486,979	2,076
Within 1 year past due	-	-
1 - 3 years past due	2,876	2,825
More than 3 years past due	35,421	33,630
	1,525,276	38,531

Expected loss rates are based on actual loss experience over the past 5 years. These rates are adjusted to reflect differences between economic conditions during the period over which the historic data has been collected, current conditions and the Company and its subsidiaries’ view of economic conditions over the expected lives of the receivables.

(iii)	Liquidity risk

Liquidity risk management is to primarily ensure the ability of the Company and its subsidiaries to meet its liabilities as and when they are fall due. The liquidity reserve comprises the undrawn borrowing facility and cash and cash equivalents available as at each month end in meeting its liabilities.

The Company and its subsidiaries maintain flexibility in funding by cash generated by their operating activities and availability of committed credit facilities.

Financial liabilities due within 12 months are presented as current liabilities in the statement of financial position. The cash flows of derivative financial liabilities and repayment schedules of the long-term loans and long-term bonds are disclosed in Note 14, 25 and 26, respectively.

(b)	Fair value estimation

(i)	Fair value measurements

The table below analyses financial instruments carried at fair value, by valuation method. The different levels have been defined as follows:

•	Level 1- Quoted prices (unadjusted) in active markets for identical assets or liabilities.
•	Level 2- Inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices).
•	Level 3- Inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs).

The following table presents the assets and liabilities that are measured at fair value at 31 December 2018 on a recurring basis.

	Level 1	Level 2	Level 3	Total

Recurring fair value measurements

Assets
Financial assets at fair value through profit or loss
– Trading derivatives (Note 14)	-	14	-	14
– Contingent consideration	-	-	991,383	991,383

Derivatives used for hedging (Note 14)	-	34,691	-	34,691
Other equity instrument investments (Note 10)	8,558	-	2,074,861	2,083,419

Total assets	8,558	34,705	3,066,244	3,109,507

Liabilities
Financial liabilities at fair value through profit or loss
– Trading derivatives (Note 14)	-	17,752	-	17,752

Derivatives used for hedging (Note 14)	-	527,540	-	527,540

Total liabilities	-	545,292	-	545,292

The following table presents the assets and liabilities that are measured at fair value at 31 December 2017 on a recurring basis.

	Level 1	Level 2	Level 3	Total

Recurring fair value measurements

Assets
Financial assets at fair value through profit or loss
– Trading derivatives (Note 14)	-	2,726	-	2,726
– Contingent consideration	-	-	859,547	859,547

Derivatives used for hedging (Note 14)	-	330,966	-	330,966

Available-for-sale financial assets
– Equity securities (Note 10) (Note i)	9,223	-	-	9,223

Total assets	9,223	333,692	859,547	1,202,462

Liabilities
Financial liabilities at fair value through profit or loss
– Trading derivatives (Note 14)	-	125	-	125

Derivatives used for hedging (Note 14)	-	210,539	-	210,539

Total liabilities	-	210,664	-	210,664

Note i:          Available-for-sale financial assets were reclassified to financial assets designated at FVOCI (non-recycling) upon the adoption of IFRS 9 at 1 January 2018 (see Note 2(b)(i)).

The fair value of financial instruments traded in active markets is based on quoted market prices at the end of reporting period. A market is regarded as active if quoted prices are readily and regularly available from an exchange, dealer, broker, industry group, pricing service, or regulatory agency, and those prices represent actual and regularly occurring market transactions on an arm’s length basis. The quoted market price used for financial assets held by the Company and its subsidiaries is the current bid price. These instruments are included in level 1. As at 31 December 2018, instruments included in level 1 are equity instruments in listed securities designated as financial assets measured at fair value through other comprehensive income.

The fair value of financial instruments that are not traded in an active market is determined by using valuation techniques. These valuation techniques maximize the use of relevant observable inputs and minimize the use of unobservable inputs. If all significant inputs required to fair value an instrument are observable, the instrument is included in level 2.

If one or more of the significant inputs is not based on observable market data, the instrument is included in level 3.

Specific valuation techniques used to value financial instruments include:

•	The forward exchange contracts and fuel oil swaps are both valued using quoted market prices or dealer quotes for similar instruments.

•	The fair value of interest rate swaps is calculated as the present value of the estimated future cash flows based on observable yield curves.

•
The contingent consideration is valued using discounted cash flow. The valuation model considers the present value of the expected future receivables discounted using a risk-adjusted discounted rate. The expected future contingent considerations are determined by considering the expected performance of acquired entities through 31 December 2019, representing the measurement period for contingent consideration.

•
The material other equity instrument investments in unlisted securities are valued using discounted cash flow or market comparable companies. The inputs of the valuation model mainly consist of the expected performance, period of the expected performance, weighted average capital cost and discount for lack of marketability. Discount rate of 12.48% was used for the calculations of discounted cash flow model.

Instruments included in level 2 comprise forward exchange contracts, fuel oil swaps and interest rate swaps.

During the year ended 31 December 2018, there are no transfers of financial instruments between level 1 and level 2, or transfers into or out of level 3.

The movements during the period in the balance of the Level 3 fair value measurements are as follows:

	As at 31 December
	2018	2017
Contingent consideration

Beginning of the year	859,547	-

Movement:
Gains on fair value changes	746,850	859,547

Profit compensation received from Huaneng Group	(615,014)	-

End of the year	991,383	859,547

Total gains for the year included in profit or loss for assets held at the end of the reporting period	746,850	859,547

		As at 31 December 2018
Other equity instrument investments

Beginning of the year		-

Adjustment on initial application of IFRS 9 (Note 2(b)(i))		2,072,365

Adjusted balance at the beginning of the year		2,072,365

Addition		450
Fair value changes		2,046

End of the year		2,074,861

Changes in fair value recognised in other comprehensive income for the year		2,046

From 1 January 2018, any gains or losses arising from the remeasurement of the Company and its subsidiaries’ other equity instrument investments held for strategic purposes are recognised in the fair value reserve (non-recycling) in other comprehensive income. Upon disposal of the other equity instrument investments, the amount accumulated in other comprehensive income is transferred directly to retained earnings. Prior to 1 January 2018, any gains arising from the disposal of the other equity instrument investments were presented in the “Other investment income” line item in the consolidated statement of comprehensive income.

(ii)	Fair value disclosures

The carrying value less provision for loss allowance of accounts receivable, other receivables and assets, accounts payable and other liabilities, short-term bonds and short-term loans approximated their fair values. The fair value of financial liabilities for disclosure purposes is estimated by discounting the future contractual cash flows at the current market interest rate that is available to the Company and its subsidiaries for similar financial instruments.

The estimated fair value of long-term loans and long-term bonds (both including current maturities) was approximately RMB149.76 billion and RMB30.08 billion as at 31 December 2018 (2017: RMB125.00 billion and RMB19.81 billion), respectively. The aggregate book value of these liabilities was approximately RMB150.17 billion and RMB29.98 billion as at 31 December 2018 (2017: RMB125.13 billion and RMB19.99 billion), respectively.

(c)	Capital risk management

The objectives of the Company and its subsidiaries when managing capital are to safeguard the ability of the Company and its subsidiaries in continuing as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital.

The Company and its subsidiaries monitor capital by using debt ratio analysis. This ratio is calculated as total liabilities (sum of current liabilities and non-current liabilities) divided by total assets as shown in the consolidated statement of financial position. During 2018, the strategy of the Company and its subsidiaries remained unchanged from 2017. The debt ratio of the Company and its subsidiaries as at 31 December 2018 was 72.35% (2017: 72.86%).